                                                                  Exhibit (g)(8)

                         AUTOMATIC REINSURANCE AGREEMENT

                                   Between the

                           IDS LIFE INSURANCE COMPANY
                             Minneapolis, Minnesota

                                     And the

                          [name of reinsurance company]
                     [city and state of reinsurance company]


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                         AUTOMATIC REINSURANCE AGREEMENT

                                    Contents

ARTICLE I               Basis of Reinsurance
                        Automatic Coverage
                        Special Automatic Coverage
                        Exceptions to Automatic Reinsurance
                        Facultative Reinsurance

ARTICLE II              Facultative Submissions
                        Confirmation of Reinsurance
                        Policy Forms, Rate Book

ARTICLE III             Commencement & Termination of Liability

ARTICLE IV              Oversights - Clerical Errors

ARTICLE V               Plan of Reinsurance

ARTICLE VI              Reinsurance Administration

ARTICLE VII             Reinsurance Premiums

ARTICLE VIII            Experience Refunds

ARTICLE IX              Tax Credits

ARTICLE X               Reductions

ARTICLE XI              Retention Limit Increases (Recapture)

ARTICLE XII             Reinstatements

ARTICLE XIII            Policy Changes

ARTICLE XIV             Settlement of Claims

ARTICLE XV              Inspection of Records

ARTICLE XVI             Insolvency

ARTICLE XVII            Arbitration

ARTICLE XVIII           Parties to Agreement

ARTICLE XIX             Duration of Agreement

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Signature Page

EXHIBIT A         -  Bordereau Report Forms

EXHIBIT B         -  Reinsurance Premiums

SCHEDULE I        -  Limits of Retention

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                         AUTOMATIC REINSURANCE AGREEMENT

THIS AGREEMENT between the IDS LIFE INSURANCE COMPANY, a corporation organized under the laws of the State of Minnesota, hereinafter referred to as the "Company", and the [name of reinsurance company], a corporation organized under the laws of the State of [state], hereinafter referred to as [name of reinsurance company], WITNESSETH AS FOLLOWS:

                                    ARTICLE I

                              Basis of Reinsurance

      1. On and after the 1st day of April, 1990, whenever the Company issues an amount of Life Insurance in excess of its retention on the plans of insurance stated in Exhibit B, [percentage] of such excess, up to the limits specified in Paragraph 2, below, shall be reinsured automatically with the [name of reinsurance company] along with a corresponding amount of Waiver of Premium Disability Insurance, if any. At the option of the Company, reinsurance may be ceded to the [name of reinsurance company] on an automatic basis as provided in Paragraphs 2 and 3 of this Article or applications for reinsurance may be made to the [name of reinsurance company] on a facultative basis as provided in Paragraph 5 of this Article.

                               Automatic Coverage

      2. Except as specified in Paragraph 4, whenever the Company retains its maximum limit of retention, as indicated in Schedule I, the Company shall cede and the [name of reinsurance company] shall automatically accept such Life reinsurance as provided herein with a

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corresponding  amount of Waiver of Premium, if any, on the same terms and for an amount not exceeding one and eighty-nine one hundredths (1.89) times the amount retained by the Company at its own risk.

                           Special Automatic Coverage

      3. Even though the Company may already be on a risk for its maximum limit of retention under policies previously issued and therefore unable to retain any part of the insurance currently applied for, the Company, without retaining any more for its own account, shall still have the right to cede automatically the full amount of new insurance, within the limits specified above, on the same terms on which it would be willing to accept the risk for its own account if it did not already have its maximum limit of retention.

                        Exceptions to Automatic Coverage

      4. Reinsurance shall not be ceded to the [name of reinsurance company] under this Automatic Agreement on any life if:

      (a) The amount of Life insurance in force plus the amount currently being applied for on that life in all companies exceeds [dollar amount], or

      (b) The substandard mortality rating assessed to the risk exceeds Class P ([percentage]) or its equivalent on an extra premium basis, or

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      (c)   The  insurance  is the  result  of a  group  conversion  where  full evidence of insurability has not been secured, or

      (d) The Company has submitted the risk to another re-insurer for facultative consideration.

                             Facultative Reinsurance

      5. Applications for reinsurance of amounts in excess of the automatic limits provided above, and any risks which the Company does not care to cede to the [name of reinsurance company] automatically or which may not be so ceded under the terms of this Agreement, may be submitted for reinsurance upon a facultative basis.

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                                   ARTICLE II

                             Facultative Submissions

      1. When the Company submits a risk to the [name of reinsurance company] on a facultative basis, copies of the original application, all medical examinations, microscropical reports, inspections reports and all other information the Company may have pertaining to the insurability of the risk shall be sent to the [name of reinsurance company] along with the appropriately completed Bordereau Facultative Application, (Form L (POL) B-FAC), as shown in Exhibit A. The [name of reinsurance company] shall promptly notify the Company of its decision on the risk.

                           Confirmation of Reinsurance

      2. When a policy is placed in force on which reinsurance is to be ceded to [name of reinsurance company], notice of the reinsurance shall be sent to the [name of reinsurance company] at the end of the month in which reinsurance is effected, as outlined in Article VI, paragraph 1. (a), Monthly New Business and Premium Report.

                             Policy Forms, Rate Book

      3. The Company shall file with the [name of reinsurance company] copies of all its present policy forms, its rate book and reserve factors for special plans of insurance which are not readily available in published volumes. If new forms are published or if changes are made in the material already filed as provided above, the Company agrees to promptly file the new or revised copies of such material with the [name of reinsurance company].

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                                   ARTICLE III

                     Commencement & Termination of Liability

      1. On automatic reinsurance coverage, the liability of the [name of reinsurance company] shall commence simultaneously with that of the Company.

      2. On facultative reinsurance coverage, the liability of the [name of reinsurance company] shall commence simultaneously with that of the Company provided the Company has accepted, during the lifetime of the insured, a facultative offer made by the [name of reinsurance company] on that life.

      3. The liability of the [name of reinsurance company] shall terminate simultaneously with that of the Company, unless it is terminated earlier in accordance with Articles X or XI.

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                                   ARTICLE IV

                          Oversights - Clerical Errors

      1. Should the Company fail to cede reinsurance that other- wise would have been ceded on an automatic basis in accordance with the provisions of this Agreement, or should either the Company or the [name of reinsurance company] fail to comply with any of the other terms of this Agreement, and if this is shown to be unintentional and the result of a misunderstanding, oversight or clerical error on the part of either the Company or the [name of reinsurance company], then this Agreement shall not be deemed abrogated thereby, but both companies shall be restored to the position they would have occupied had no such oversight,, misunderstanding, or clerical error occurred.

                                    ARTICLE V

                               Plan of Reinsurance

      1. Reinsurance of Life risks shall be on a risk premium basis. The amount at risk for interest sensitive type plans shall be calculated monthly. The amount at risk for all other plans shall be calculated for each policy year.

            (a) For interest sensitive type plans, the reinsured risk amount shall equal the death benefit less the Cash Value less the Company's retention.

            (b) For permanent plans other than interest sensitive, the reinsured risk amount shall equal the death benefit less the Cash Value less the Company's retention. The appropriate Cash Value for each year during the second to the twentieth policy year shall accumulate at a constant rate of one-twentieth of the twentieth year Cash Value. For each successive twenty year period thereafter, the Cash Values shall accumulate at a constant rate of one-twentieth of the difference between the Cash Value at the end of the current twenty year period and at the end of the next twenty year period.

                  Where the interval is less than twenty years, the Cash Value for the period shall be divided by the number of years in the interval to determine the rate of accumulation used to determine the appropriate Cash Value.

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            (c)   For term plans and Other Insured  Rider,  the  reinsured  risk
                  amount  shall  equal  the  Face  Amount  less  the   Company's
                  retention.

      2. Reinsurance of Disability benefits shall be on a coinsurance basis in accordance with the original forms of the Company.

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                                   ARTICLE VI

                           Reinsurance Administration

      1. Reinsurance shall be ceded under this Agreement to the [name of reinsurance company] using a bordereau reporting format. Under this reporting format the Company shall have the responsibility of maintaining adequate records to administer the reinsurance account and shall furnish the [name of reinsurance company] with periodic reports in substantial conformity with the following:

      (a) Monthly New Business and Premium Report: At the end of each month the Company shall send to [name of reinsurance company] a listing of all reinsured policies that were inforce during the past month accompanied by the reinsurance premiums for such policies. The listing shall provide the following information:

                     i) policy number

                    ii) full name of insured

                   iii) date of birth

                    iv) sex and issue age

                     v) effective date

                    vi) underwriting classification

                   vii) plan

                  viii) amount issued

                    ix) reinsured risk amount at the end of the month

                     x) net  reinsurance  premium due for each reinsured  policy with the premiums for life and each supplemental benefit separated.

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      (b)   Monthly Change  Report:  The Company shall report the details of all policy terminations and changes, other than fluctuations in the reinsured risk amount due to changes in the cash value, on reinsured policies. In addition to the data indicated in l. (a), above, the report should provide information about the nature, the effective date, and the financial result of the change with respect to the reinsurance.

      (c)   Monthly   Policy  Exhibit   Report:   A  summary  of  new  business,
            terminations, changes, death claims and re- instatements during the month and the inforce reinsurance at the end of the month.

      (d) Monthly Reserve Report: If the Company takes a reserve credit for reinsurance ceded under this Agreement, the Company shall provide [name of reinsurance company] with a monthly listing of the mean reserves attributable to the reinsured portion of each policy reinsured.

      (e)   Claims: Claims shall be reported individually as incurred.

                                   ARTICLE VII

                              Reinsurance Premiums

                                  Life Premiums

      1. Until further notice, reinsurance premiums shall be at the rates given in the attached Exhibit B. The [name of reinsurance company] guarantees that premium rates for a given attained age, rating and duration shall not exceed the higher of the rate shown in the attached schedule (Exhibit B) for that age, rating and duration or the one year term rate on the appropriate multiple of the applicable 1980 CSO table at the maximum statutory valuation rate approved in [state].

      2. Reinsurance premiums are calendar month premiums payable at the end of the month in which they become due.

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                                  ARTICLE VIII

                               Experience Refunds

      1. The schedule of reinsurance premiums applicable to re-insurance ceded under the terms of this Agreement has been especially designed to require minimum cash outlay. Therefore, reinsurance ceded under the terms of this Agreement will not be considered eligible for participation in experience refunds.

                                   ARTICLE IX

                                   Tax Credits

      1. The reinsurance premium rates applicable under this Agreement take into consideration the Company's liability for premium taxes. Accordingly, the [name of reinsurance company] shall make no separate reimbursement to the Company for premium taxes on the portion of the Company's premiums paid to the [name of reinsurance company] as reinsurance premiums.

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

                                    ARTICLE X

                                   Reductions

      1. If on a life reinsured hereunder any portion of the insurance carried by the Company shall be reduced or terminated, the amount of reinsurance carried by the Company on that life shall be reduced by a like amount as of the date and time of the termination of the original insurance. Should the amount of insurance terminated exceed the total amount of reinsurance carried by the Company on the life, all such reinsurance shall be terminated.

      2. The reduction shall be applied first to the reinsurance directly applicable to the Company's policy which is reduced or cancelled, the reinsurance of the [name of reinsurance company] being reduced by an amount which shall be the same proportion of the amount of insurance terminated that the [name of reinsurance company]'s reinsurance bore to the total amount of reinsurance under that particular policy.

      3. If any portion of the terminated insurance was retained by the Company, a reduction equal to the amount of such retention shall be made in the reinsurance in force under all other policies on the life, if any, each reinsurer sharing in the reduction according to its proportion of that reinsurance on the life not directly applicable to the policy of the Company which was terminated. The principle to be observed being always that the retention of the Company is to be maintained unchanged.

      4. It is agreed however, that in no case shall the Company be required to assume a risk for an amount in excess of its

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regular  retention limit for the age at issue and mortality rating of the policy under which reinsurance is being terminated. If the cancellation of reinsurance in accordance with the above rules would have this result, the amount of reinsurance to be cancelled shall be such that the Company shall be placed upon the risk for its regular limit of retention.

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                                   ARTICLE XI

                      Retention Limit Increases (Recapture)

      1. If the Company increases its limit of retention, a corresponding reduction may be made at the option of the Company in the reinsurance in force on all lives on which the Company had its maximum limit of retention at the time reinsurance was ceded. However:

            (a) No risk shall be recaptured prior to the earliest recapture date specified in Exhibit B.

      2. Recapture shall be effected as follows:

            (a) After the retention increase is effected, the Company shall promptly notify the [name of reinsurance company] of its intention to recapture.

            (b) Eligible policies shall be recaptured on the first renewal date following the notice of intention to recapture.

            (c) All eligible policies shall be recaptured unless there is mutual agreement to the contrary ex- pressed in writing.

            (d) If the Company has reinsured any portion of the risk in another company, the reduction in re- insurance ceded under this Agreement shall be in the same proportion to the total reduction in reinsurance as the amount reinsured under the Agreement bears to the total reinsurance on the risk.

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            (e)   In determining the new retention for a particular  policy, the age and rating at issue should be used.

            (f) If at the time of recapture the risk is on active claim for Waiver of Premium Disability, the Life risk shall still be considered eligible for recapture. However, the Disability reinsurance shall remain in force until the claim is terminated, at which time the Disability risk shall be recaptured. However, if within two years of said recapture the Waiver of Premium claim is resumed due to an extension of the initial disablement, the [name of reinsurance company] shall be liable for payment of its share of premiums waived by the Company, subject to collection of Disability premiums on [name of reinsurance company]'s share of the risk for the period following recapture of the Disability risk.

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                                   ARTICLE XII

                                 Reinstatements

      1. Should an insured under a lapsed or surrendered policy apply for reinstatement of that policy in accordance with the terms of the policy or the practices of the Company, the Company may automatically reinstate any reinsurance on that policy provided the reinsurance was originally ceded on an automatic basis or the application for reinstatement is made within 90 days of the date of lapse. Otherwise, the reinstatement application shall be submitted to the [name of reinsurance company] for facultative consideration.

      2. Premiums and interest on reinstated reinsurance shall be payable only to the extent that the Company collects premiums and interest on such insurance.

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                                  ARTICLE XIII

                                 Policy Changes

      1. If any change which affects the reinsurance hereunder shall be made in the policy issued by the Company to the insured, the Company shall notify the [name of reinsurance company] of such change within a reasonable time.

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                                   ARTICLE XIV

                              Settlement of Claims

      1. In the case of a claim on a reinsured policy, whether claim payment is made under the strict policy conditions or compromised for a lesser amount, the settlement made by the Company shall be unconditionally binding upon the [name of reinsurance company]. If the Company has no part of the risk on a contestable claim, the [name of reinsurance company] shall be consulted before admission or acknowledgement of the claim is made by the Company. However, such consultation shall not impair the Company's freedom to determine the proper action on the claim and the settlement made by the Company shall still be unconditionally binding on the [name of reinsurance company].

      2. The Company shall furnish the [name of reinsurance company] with copies of the proofs of claim, together with any information the Company may possess in connection with the claim. Payment in settlement of the reinsurance under a claim approved and paid by the Company for a life reinsured hereunder shall be made by the [name of reinsurance company] upon the receipt of the claim papers.

      3. The [name of reinsurance company] shall share in the expense of any contest or compromise of a claim in the same proportion that the net amount at risk reinsured with the [name of reinsurance company] bears to the total net risk of the Company under all policies on that life being contested by the Company and shall share in the total amount of any reduction in liability in the same proportion. Compensation of salaried officers and employees of the Company and any possible extracontractual damages shall not be considered claim expenses.

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      4. In the event of an increase or reduction in the amount of the Company's insurance on any policy reinsured hereunder because of a misstatement of age or sex being established after the death of the Insured, the Company and the [name of reinsurance company] shall share in such increase or reduction in proportion to their respective net amounts at risk under such policy.

      5. If a claim is approved for Waiver of Premium benefit on a reinsured policy, the Company shall continue to pay the premiums for reinsurance except the premium for Disability reinsurance. The [name of reinsurance company] shall also pay its pro rata portion of the premiums waived on the original policy including the premiums for benefits that remain in effect during disability.

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

                                   ARTICLE XV

                              Inspection of Records

      1. The [name of reinsurance company] shall have the right at all reasonable times and for any reasonable purpose to inspect at the office of the Company all books and documents referring to reinsurance ceded to the [name of reinsurance company].

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                                   ARTICLE XVI

                                   Insolvency

      1. In the event of the insolvency of the Company all reinsurance made, ceded, renewed or otherwise becoming effective under this Agreement shall be payable by the [name of reinsurance company] directly to the Company or to its liquidator, receiver, or statutory successor on the basis of the liability of the Company under the contract or contracts reinsured without diminution because of the insolvency of the Company. It is understood, however, that in the event of the insolvency of the Company, the liquidator or receiver or statutory successor of the insolvent Company shall give written notice of the pendency of a claim against the insolvent Company on the policy reinsured within a reasonable time after such claim is filed in the insolvency proceeding and that during the pendency of such claim the [name of reinsurance company] may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated any defense or defenses which it may deem available to the Company or to its liquidator or receiver or statutory successor.

      2. It is further understood that the expense thus incurred by the [name of reinsurance company] shall be chargeable, subject to court approval, against the insolvent Company as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to the Company solely as a result of the defense undertaken by the [name of reinsurance company]. Where two or more assuming insurers are involved in the same claim and a majority in interest elect to interpose defense to such claim, the expense

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shall be apportioned in accordance with the terms of the  Reinsurance  Agreement as though such expense had been incurred by the Company.

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

                                  ARTICLE XVII

                                   Arbitration

      1. In the event of any difference arising hereafter between the contracting parties with reference to any transaction under this Agreement, the same shall be referred to three arbitrators who must be executive officers of life insurance or life reinsurance companies other than the two parties to this Agreement or their affiliates, each of the contracting companies to appoint one of the arbitrators and such two arbitrators to select the third. If either party refuses or neglects to appoint an arbitrator within 30 days after receipt of the written request for arbitration, the initiating party may appoint a second arbitrator.

      2. If the two arbitrators fail to agree on the selection of a third arbitrator within 30 days of their appointment, each of them shall name three individuals, of whom the other shall decline two, and the decision shall be made by drawing lots.

      3. The arbitrators shall consider this Reinsurance Agreement not merely as a legal document but also as a gentlemen's agreement. They shall decide by a majority vote of the arbitrators. There shall be no appeal from their written decision.

      4. Each party shall bear the expense of its own arbitration, including its arbitrator and outside attorney fees, and shall jointly and equally bear with the other party the expense of the third arbitrator. Any remaining costs of the arbitration proceedings shall be apportioned by the Board of Arbitrators.

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                                  ARTICLE XVIII

                              Parties to Agreement

      1. This is an Agreement solely between the Company and the [name of reinsurance company]. The acceptance of reinsurance hereunder shall not create any right or legal relation whatever between the [name of reinsurance company] and the insured or the beneficiary under any policies of the Company which may be reinsured hereunder.

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

                                   ARTICLE XIX

                              Duration of Agreement

      1. This Agreement shall be unlimited as to its duration but may be cancelled at any time, insofar as it pertains to the handling of new business thereafter by either party giving ninety (90) days' notice of cancellation in writing. The [name of reinsurance company] shall continue to accept reinsurance in accordance with this Agreement during the ninety (90) day period aforesaid. The reinsurance with the [name of reinsurance company] on all policies reinsured under this Agreement shall be maintained in force as long as such policies shall remain in force and reinsurance premiums are paid when due (except as provided under Articles X and XI) and the [name of reinsurance company] shall remain liable thereon until the termination or expiry of the insurance reinsured.

IN WITNESS WHEREOF, the Company and the [name of reinsurance company] have caused their names to be subscribed and duly attested hereunder by their respective Authorized Officers.

                                   IDS LIFE INSURANCE COMPANY


                                   By: /s/ [ILLEGIBLE]         , Vice President, Finance
                                      -------------------------  ----------------------------
                                       Authorized Officer                 Title

Attest:


By /s/ Timothy V. Bechtold    , Vice President, Insurance Product Development
  ----------------------------  ---------------------------------------------
     Authorized Officer              Title

Date: 6/4/90

                                    [NAME OF REINSURANCE COMPANY]


                                    By  [signature]            , [title]
                                      -------------------------  ----------------------------
                                      Authorized Officer                  Title

Attest:


By  [signature]               , [title]
  ----------------------------  ------------------
     Authorized Officer              Title

Date: June 12, 1990

                                    EXHIBIT A

                             Bordereau Report Forms

AUTOMATIC BORDEREAU REPORTING

====================================================================================================================================
         [NAME OF REINSURANCE COMPANY]                                                     REPORT AS OF (MONTH-YEAR)
         [CITY AND STATE OF REINSURANCE COMPANY]
------------------------------------------------------------------------------------------------------------------------------------
COMPANY NAME AND STATE
------------------------------------------------------------------------------------------------------------------------------------
PREPARED BY                 NAME                                         TITLE                                 DATE

====================================================================================================================================
                                                                 MODE OF REINSURANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                        PREMIUMS
   A.                CATEGORY                --------------------------------------------------------------         TOTAL
                                                     LIFE              DISABILITY             ACCIDENT
               ---------------------------------------------------------------------------------------------------------------------
               PRM. 1st YR.
               ---------------------------------------------------------------------------------------------------------------------
               POLICY FEE 1st YR.
               ---------------------------------------------------------------------------------------------------------------------

               ---------------------------------------------------------------------------------------------------------------------
               PRM. RENEWAL
               ---------------------------------------------------------------------------------------------------------------------
ACCOUNTING     POLICY FEE RENEWAL
SUMMARY        ---------------------------------------------------------------------------------------------------------------------
(Reinsurance
Only)          ---------------------------------------------------------------------------------------------------------------------
               COMM. & ALLOW. 1st YR.
               ---------------------------------------------------------------------------------------------------------------------

               ---------------------------------------------------------------------------------------------------------------------
               COMM. & ALLOW. REN.
               ---------------------------------------------------------------------------------------------------------------------

               ---------------------------------------------------------------------------------------------------------------------
               DIVIDENDS
               ---------------------------------------------------------------------------------------------------------------------
               CASH VALUES
               ---------------------------------------------------------------------------------------------------------------------
               CLAIMS
               ---------------------------------------------------------------------------------------------------------------------
                     TOTAL
====================================================================================================================================
                                                                                                NUMBER              AMOUNT OF
 B.                                   CLASSIFICATION                                         OF POLICIES           REINSURANCE
               --------------------------------------------------------------------------------------------------------------------
               In Force As of Last Report
               --------------------------------------------------------------------------------------------------------------------
               New Business
               --------------------------------------------------------------------------------------------------------------------
               Reinstatements
               --------------------------------------------------------------------------------------------------------------------
               Increase (Net)
               --------------------------------------------------------------------------------------------------------------------
POLICY         DEDUCT, CEASED BY:
EXHIBIT        Death
SUMMARY        --------------------------------------------------------------------------------------------------------------------
(Reinsurance   Maturities
Only)          --------------------------------------------------------------------------------------------------------------------
               Expiries
               --------------------------------------------------------------------------------------------------------------------
               Surrenders
               --------------------------------------------------------------------------------------------------------------------
               Lapses
               --------------------------------------------------------------------------------------------------------------------
               Conversions
               --------------------------------------------------------------------------------------------------------------------
               Recapture
               --------------------------------------------------------------------------------------------------------------------
               Decrease Other
               --------------------------------------------------------------------------------------------------------------------
               Decrease (Net)
               --------------------------------------------------------------------------------------------------------------------
               In Force as of Current Report
===================================================================================================================================

NOTE: Amounts of Reinsurance are based on Risk Amounts (Death Benefits).

_________________         PLEASE RETAIN COPY FOR COMPANY FILES

[NAME OF REINSURANCE COMPANY]
[address, city and state of reinsurance company]

                                                                                   -------------------------------------------------
                                                                                   |   REPORT AS OF     MONTH          YEAR
AUTOMATIC BORDEREAU REPORTING                                                      |                              |
------------------------------------------------------------------------------------------------------------------------------------
  COMPANY NAME AND STATE

------------------------------------------------------------------------------------------------------------------------------------
      PREPARED BY        NAME                                                  TITLE                          DATE

------------------------------------------------------------------------------------------------------------------------------------
  MODE OF REINSURANCE                                     PLAN                                     RESERVE BASIS

------------------------------------------------------------------------------------------------------------------------------------

C. RESERVE SUMMARY (REINSURANCE ONLY)

------------------------------------------------------------------------------------------------------------------------------------
                                                     LIFE ONLY
                     ----------------------------------------------------------------------------      ANNUAL
   YEAR     AGE        NO. OF                       CLASSIFICA-          MEAN            MEAN        DISABILITY
    OF       AT        POLI-        POLICY          TION AMT IF        RESERVE          RESERVE       PREMIUM            ACCIDENT
  ISSUE     ISS.        CIES      EXHIBIT AMT         DIFFERENT         FACTOR          AMOUNT         WAIVED             AMOUNT
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                                Note: For Accident Show Maximum Amount of Accident Coverage

FORM L (ACC)142: 1/85           Please Retain Copy For Company Files

[logo] [name of reinsurance company] [city and state of reinsurance company]

-------------------------               BORDEREAU - FACULTATIVE
      PLEASE PRINT
-------------------------

HAS THE RISK BEEN SUBMITTED TO NARe PREVIOUSLY |_| YES   |_| NO

                                                                            STATE OF     STATE OF
INSURED'S LAST NAME             FIRST         MIDDLE       DATE OF BIRTH      BIRTH     RESIDENCE    SEX   AGE   SOCIAL SECURITY NO.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
PAYOR OR JOINT INSURED
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

PLEASE INDICATE  |_| YES |_| NO SECOND LIFE TO BE CONSIDERED FOR REINSURANCE

                                       LIFE       *ADD'L LIFE BENEFIT    DISABILITY BENEFIT     ACCIDENT BENEFIT     OTHER (SPECIFY)
------------------------------------------------------------------------------------------------------------------------------------
INSURANCE IN FORCE OUR COMPANY
                                ----------------------------------------------------------------------------------------------------
OF WHICH WE RETAIN
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
NEW INSURANCE APPLIED FOR
                                ----------------------------------------------------------------------------------------------------
OF WHICH WE WILL RETAIN
                                ----------------------------------------------------------------------------------------------------
REINSURANCE APPLIED FOR
------------------------------------------------------------------------------------------------------------------------------------
* PLEASE INDICATE LIABILITY UNDER ADDITIONAL LIFE BENEFITS SUCH AS: INCREASING TERM, DIVIDEND OPTIONS, CASH VALUE RIDER, ETC.
------------------------------------------------------------------------------------------------------------------------------------
THE PRODUCT AN INCREASING AMOUNT AT RISK PLAN (SINGLE                    It is understood  that the named  applicant has been given
PREMIUM AND OTHER INVESTMENT PRODUCTS)?  YES |_|  NO |_|                 Pre-Notice of the Medical  Information Bureau and that the
                                                                         ceding   company  has  in  its  Home  Office  an  approved
IF YES, PLEASE INDICATE THE ORIGINAL AMOUNT AT RISK AND THE ESTIMATED    Authorization form signed by this applicant.
RISK AT APPROXIMATELY A 7 YEAR DURATION, OR INCLUDE A POLICY VALUE
ILLUSTRATION FORM IF AVAILABLE .

           AMOUNT OF RISK AT [_____]          YEARS: $[_____]
------------------------------------------------------------------------------------------------------------------------------------
APPLICANT IS A                                PLEASE REPLY BY

CIGARETTE SMOKER |_| YES  |_| NO |_| UNKNOWN |_| TELEPHONE |_| DATAPHONE |_| MAIL |_| OTHER ____________

NAME OF CEDING COMPANY                   STATE       DATE              UNDERWRITER FOR PHONE CONTACT
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
REMARKS:
            ------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
L(POL)B-FAC/07-88
                                       FACULTATIVE APPLICATION FOR REINSURANCE - TO BE SUBMITTED TO NARE WITH PAPERS

[logo] [name of reinsurance company] [city and state of reinsurance company]

-------------------------               BORDEREAU - FACULTATIVE
      PLEASE PRINT
-------------------------

HAS THE RISK BEEN SUBMITTED TO NARe PREVIOUSLY |_| YES   |_| NO

                                                                            STATE OF     STATE OF
INSURED'S LAST NAME             FIRST         MIDDLE       DATE OF BIRTH      BIRTH     RESIDENCE    SEX   AGE   SOCIAL SECURITY NO.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
PAYOR OR JOINT INSURED
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

PLEASE INDICATE  |_| YES |_| NO SECOND LIFE TO BE CONSIDERED FOR REINSURANCE

                                       LIFE       *ADD'L LIFE BENEFIT    DISABILITY BENEFIT     ACCIDENT BENEFIT     OTHER (SPECIFY)
------------------------------------------------------------------------------------------------------------------------------------
INSURANCE IN FORCE OUR COMPANY
                                ----------------------------------------------------------------------------------------------------
OF WHICH WE RETAIN
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
NEW INSURANCE APPLIED FOR
                                ----------------------------------------------------------------------------------------------------
OF WHICH WE WILL RETAIN
                                ----------------------------------------------------------------------------------------------------
REINSURANCE APPLIED FOR
------------------------------------------------------------------------------------------------------------------------------------
* PLEASE INDICATE LIABILITY UNDER ADDITIONAL LIFE BENEFITS SUCH AS: INCREASING TERM, DIVIDEND OPTIONS, CASH VALUE RIDER, ETC.
------------------------------------------------------------------------------------------------------------------------------------
THE PRODUCT AN INCREASING AMOUNT AT RISK PLAN (SINGLE                    It is understood  that the named  applicant has been given
PREMIUM AND OTHER INVESTMENT PRODUCTS)?  YES |_|  NO |_|                 Pre-Notice of the Medical  Information Bureau and that the
                                                                         ceding   company  has  in  its  Home  Office  an  approved
IF YES, PLEASE INDICATE THE ORIGINAL AMOUNT AT RISK AND THE ESTIMATED    Authorization form signed by this applicant.
RISK AT APPROXIMATELY A 7 YEAR DURATION, OR INCLUDE A POLICY VALUE
ILLUSTRATION FORM IF AVAILABLE .

           AMOUNT OF RISK AT [_____]          YEARS: $[_____]
------------------------------------------------------------------------------------------------------------------------------------
APPLICANT IS A                                PLEASE REPLY BY

CIGARETTE SMOKER |_| YES  |_| NO |_| UNKNOWN |_| TELEPHONE |_| DATAPHONE |_| MAIL |_| OTHER ____________

NAME OF CEDING COMPANY                   STATE       DATE              UNDERWRITER FOR PHONE CONTACT
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
REMARKS:
            ------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
L(POL)B-FAC/07-88
                                       FACULTATIVE APPLICATION FOR REINSURANCE - TO BE SUBMITTED TO NARE WITH PAPERS

[logo] [name of reinsurance company] [city and state of reinsurance company]

-------------------------               BORDEREAU - FACULTATIVE
      PLEASE PRINT
-------------------------

HAS THE RISK BEEN SUBMITTED TO NARe PREVIOUSLY |_| YES   |_| NO

                                                                            STATE OF     STATE OF
INSURED'S LAST NAME             FIRST         MIDDLE       DATE OF BIRTH      BIRTH     RESIDENCE    SEX   AGE   SOCIAL SECURITY NO.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
PAYOR OR JOINT INSURED
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

PLEASE INDICATE  |_| YES |_| NO SECOND LIFE TO BE CONSIDERED FOR REINSURANCE

                                       LIFE       *ADD'L LIFE BENEFIT    DISABILITY BENEFIT     ACCIDENT BENEFIT     OTHER (SPECIFY)
------------------------------------------------------------------------------------------------------------------------------------
INSURANCE IN FORCE OUR COMPANY
                                ----------------------------------------------------------------------------------------------------
OF WHICH WE RETAIN
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
NEW INSURANCE APPLIED FOR
                                ----------------------------------------------------------------------------------------------------
OF WHICH WE WILL RETAIN
                                ----------------------------------------------------------------------------------------------------
REINSURANCE APPLIED FOR
------------------------------------------------------------------------------------------------------------------------------------
* PLEASE INDICATE LIABILITY UNDER ADDITIONAL LIFE BENEFITS SUCH AS: INCREASING TERM, DIVIDEND OPTIONS, CASH VALUE RIDER, ETC.
------------------------------------------------------------------------------------------------------------------------------------
THE PRODUCT AN INCREASING AMOUNT AT RISK PLAN (SINGLE                    It is understood  that the named  applicant has been given
PREMIUM AND OTHER INVESTMENT PRODUCTS)?  YES |_|  NO |_|                 Pre-Notice of the Medical  Information Bureau and that the
                                                                         ceding   company  has  in  its  Home  Office  an  approved
IF YES, PLEASE INDICATE THE ORIGINAL AMOUNT AT RISK AND THE ESTIMATED    Authorization form signed by this applicant.
RISK AT APPROXIMATELY A 7 YEAR DURATION, OR INCLUDE A POLICY VALUE
ILLUSTRATION FORM IF AVAILABLE .

           AMOUNT OF RISK AT [_____]          YEARS: $[_____]
------------------------------------------------------------------------------------------------------------------------------------
APPLICANT IS A                                PLEASE REPLY BY

CIGARETTE SMOKER |_| YES  |_| NO |_| UNKNOWN |_| TELEPHONE |_| DATAPHONE |_| MAIL |_| OTHER ____________

NAME OF CEDING COMPANY                   STATE       DATE              UNDERWRITER FOR PHONE CONTACT
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
REMARKS:
            ------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
L(POL)B-FAC/07-88
                                       FACULTATIVE APPLICATION FOR REINSURANCE - TO BE SUBMITTED TO NARE WITH PAPERS

                                    EXHIBIT B

                              Reinsurance Premiums

                              REINSURANCE PREMIUMS

I.    Plans and Riders:

                                    Base Plans               Riders
                                    ----------               ------
               a)  UL               UL25             Other Insured Riders
                                    UL100            Waiver of Monthly Deduction
                                    UL500
                                    VUL
                                    EUL125
                                    EUL100

               b)  Fixed Premium Permanent

                                    WL               Annual Reducing Term (ART)
                                                     Waiver of Premium (WP)

               c)  Term Insurance

                                    YRT                        ART
                                    YRT-7                      WP
                                    10 Year Renewable Term
                                    ART
                                    Mortgage Term

            NOTE: IDS Life offers a Survivor Insurance Rider (SIR) for use with UL100 and UL500 in the estate planning market. UL100 and UL500 policies written with an SIR will be excluded from the pool and reinsured only to [name of reinsurance company].

II. Standard Reinsurance Risk Premiums: The reinsurance premium rates to be used for reinsurance ceded on the above plans and riders are the greater of:

            a)    the monthly cost of insurance  rates  attached to this Exhibit
                  B, or

            b) the monthly cost of insurance rates actually charged the insured,

      less the following percentage reductions:

                                                      Policy Years
                                                      ------------
                                                  1                2
                                             ------------      -------------
                   Nonsmoker and Smoker      [percentage]      [percentage]%

III. Multiple Table Substandard Reinsurance Risk Premiums: The reinsurance premium for substandard risks rated on a multiple mortality table basis shall be equal to a multiple of the standard rate proportionate to the mortality classification. Thus the premium for a Class D [percentage] risk shall be equal to twice the standard premium. The percentage premium reductions specified in Section II, above, shall apply to multiple table substandard premiums.

                                    EXHIBIT B

IV.   Flat Extra Substandard Reinsurance Premiums:

            a) Permanent Flat Extra Premiums are ones assessed for more than [number] years. [name of reinsurance company] should receive its proportionate share of any such premiums less the following percentage premium reductions:

                               First Year                 [percentage]
                               Renewal                    [percentage]

            b) Temporary Flat Extra Premiums are ones assessed for 5 years or less. [name of reinsurance company] should receive its proportionate share of any such premiums less the following percentage premium reductions:

                               First Year                 [percentage]
                               Renewal                    [percentage]

V. Premiums For Waiver of Premium Benefit: [name of reinsurance company] shall receive its proportionate share of Waiver premiums less the following percentage reductions:

                               First Year                 [percentage]
                               Renewal                    [percentage]

VI. Premiums For Waiver of Monthly Deduction Benefit: [name of reinsurance company] shall receive its proportionate share of Waiver of Monthly Deduction premiums less the following percentage reductions:

                               First Year                 [percentage]
                               Renewal                    [percentage]

VII. Recapture: Reinsurance ceded on these rates shall not be eligible for recapture before the tenth policy anniversary.

                              EXHIBIT B (Continued)

                                 MALE RATE TABLE

Guaranteed Maximum Monthly Cost of Insurance Rates per $1,000 for Insureds with a Standard Rate Classification

                             Standard                                   Standard                                      Standard
  Attained                     Non-        Attained                       Non-         Attained                          Non-
    Age          Standard     Smoker         Age          Standard       Smoker           Age          Standard        Smoker
------------   -----------  ----------   ------------    -----------    ---------     -----------     -----------    ----------
0
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34

                                FEMALE RATE TABLE

Guaranteed Maximum Monthly Cost of Insurance Rates per $1,000 for Insureds with a Standard Rate Classification

                             Standard                                   Standard                                      Standard
  Attained                     Non-        Attained                       Non-         Attained                          Non-
    Age          Standard     Smoker         Age          Standard       Smoker           Age          Standard        Smoker
------------   -----------  ----------   ------------    -----------    ---------     -----------     -----------    ----------
0
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34

UL-25 AND UL-100
RATE AND SURRENDER CHARGE TABLE - MALE AND FEMALE

------------------------------------------------------------------------------------------------------------------------------------
$60 ANNUAL POLICY FEE |
-----------------------
                                                      ANNUAL COST OF INSURANCE PER $1,000
           -------------------------------------------------------------------------------------------------------------------------
            STANDARD                                              NON-SMOKER
------------------------------------------------------------------------------------------------------------------------------------
 ATT. AGE                                     WMD                                         WMD
------------                               ---------                                  ----------
       0
       1
       2
       3
       4
------------                               ---------                                  ----------
       5
       6
       7
       8
       9
------------                               ---------                                  ----------
      10
      11
      12
      13
      14
------------                               ---------                                  ----------
      15
      16
      17
      18
      19
------------                               ---------                                  ----------
      20
      21
      22
      23
      24
------------                               ---------                                  ----------
      25
      26
      27
      28
      29
------------                               ---------                                  ----------
      30
      31
      32
      33
      34
------------                               ---------                                  ----------
      35
      36
      37
      38
      39
------------                               ---------                                  ----------
      40
      41
      42
      43
      44
------------                               ---------                                  ----------
      45
      46
      47
      48
      49
------------                               ---------                                  ----------

UL-25 AND UL-100
RATE AND SURRENDER CHARGE TABLE - MALE AND FEMALE

------------------------------------------------------------------------------------------------------------------------------------
$60 ANNUAL POLICY FEE |
-----------------------
                                                      ANNUAL COST OF INSURANCE PER $1,000
           -------------------------------------------------------------------------------------------------------------------------
            STANDARD                                              NON-SMOKER
------------------------------------------------------------------------------------------------------------------------------------
  ATT. AGE                                     WMD                                   WMD
 ------------                               ----------                            ----------
     50
     51
     52
     53
     54
 ------------                               ----------                            ----------
     55
     56
     57
     58
     59
 ------------                               ----------                            ----------
     60
     61
     62
     63
     64
 ------------                               ----------                            ----------
     65
     66
     67
     68
     69
 ------------                               ----------                            ----------
     70
     71
     72
     73
     74
 ------------                               ----------                            ----------
     75
     76
     77
     78
     79
 ------------                               ----------                            ----------
     80
     81
     82
     83
     84
 ------------                               ----------                            ----------
     85
     86
     87
     88
     89
 ------------                               ----------                            ----------
     90
     91
     92
     93
     94
 ------------                               ----------                            ----------
     95
     96
     97
     98
     99
 ------------                               ----------                            ----------

UL-500
RATE AND SURRENDER CHARGE TABLE - MALE AND UNISEX

------------------------------------------------------------------------------------------------------------------------------------
$60 ANNUAL POLICY FEE |
-----------------------
                                                      ANNUAL COST OF INSURANCE PER $1,000
           -------------------------------------------------------------------------------------------------------------------------
            STANDARD                                              NON-SMOKER
------------------------------------------------------------------------------------------------------------------------------------
  ATT. AGE                                     WMD                                        WMD
-------------                                ---------                                 ----------
       0
       1
       2
       3
       4
-------------                                ---------                                 ----------
       5
       6
       7
       8
       9
-------------                                ---------                                 ----------
      10
      11
      12
      13
      14
-------------                                ---------                                 ----------
      15
      16
      17
      18
      19
-------------                                ---------                                 ----------
      20
      21
      22
      23
      24
-------------                                ---------                                 ----------
      25
      26
      27
      28
      29
-------------                                ---------                                 ----------
      30
      31
      32
      33
      34
-------------                                ---------                                 ----------
      35
      36
      37
      38
      39
-------------                                ---------                                 ----------
      40
      41
      42
      43
      44
-------------                                ---------                                 ----------
      45
      46
      47
      48
      49
-------------                                ---------                                 ----------

UL-500
RATE AND SURRENDER CHARGE TABLE - MALE AND UNISEX

------------------------------------------------------------------------------------------------------------------------------------
                                                      ANNUAL COST OF INSURANCE PER $1,000
           -------------------------------------------------------------------------------------------------------------------------
            STANDARD                                              NON-SMOKER
------------------------------------------------------------------------------------------------------------------------------------
  ATT. AGE                                  WMD                                     WMD
 ------------                            -----------                             ----------
     50
     51
     52
     53
     54
 ------------                            -----------                             ----------
     55
     56
     57
     58
     59
 ------------                            -----------                             ----------
     60
     61
     62
     63
     64
 ------------                            -----------                             ----------
     65
     66
     67
     68
     69
 ------------                            -----------                             ----------
     70
     71
     72
     73
     74
 ------------                            -----------                             ----------
     75
     76
     77
     78
     79
 ------------                            -----------                             ----------
     80
     81
     82
     83
     84
 ------------                            -----------                             ----------
     85
     86
     87
     88
     89
 ------------                            -----------                             ----------
     90
     91
     92
     93
     94
 ------------                            -----------                             ----------

UL-500
RATE AND SURRENDER CHARGE TABLE - FEMALE

------------------------------------------------------------------------------------------------------------------------------------

                                                ANNUAL COST OF INSURANCE PER $1,000
           -------------------------------------------------------------------------------------------------------------------------
            STANDARD                                    NON-SMOKER
------------------------------------------------------------------------------------------------------------------------------------
 ATT. AGE                                  WMD                                        WMD
------------                             ---------                                 ----------
     0
     1
     2
     3
     4
------------                             ---------                                 ----------
     5
     6
     7
     8
     9
------------                             ---------                                 ----------
    10
    11
    12
    13
    14
------------                             ---------                                 ----------
    15
    16
    17
    18
    19
------------                             ---------                                 ----------
    20
    21
    22
    23
    24
------------                             ---------                                 ----------
    25
    26
    27
    28
    29
------------                             ---------                                 ----------
    30
    31
    32
    33
    34
------------                             ---------                                 ----------
    35
    36
    37
    38
    39
------------                             ---------                                 ----------
    40
    41
    42
    43
    44
------------                             ---------                                 ----------
    45
    46
    47
    48
    49
------------                             ---------                                 ----------

UL-500
RATE AND SURRENDER CHARGE TABLE - FEMALE (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------

                                                  ANNUAL COST OF INSURANCE PER $1,000
            ------------------------------------------------------------------------------------------------------------------------
             STANDARD                                     NON-SMOKER
------------------------------------------------------------------------------------------------------------------------------------
  ATT. AGE                                   WMD                                      WMD
-------------                             ----------                               ----------
     50
     51
     52
     53
     54
     55
     56
     57
     58
     59
     60
     61
     62
     63
     64
     65
     66
     67
     68
     69
     70
     71
     72
     73
     74
     75
     76
     77
     78
     79
     80
     81
     82
     83
     84
     85
     86
     87
     88
     89
     90
     91
     92
     93
     94
-------------                             ----------                               ----------

EUL - 25 AND EUL - 100
RATE AND SURRENDER CHARGE TABLE - UNISEX

------------------------------------------------------------------------------------------------------------------------------------
 $60 ANNUAL POLICY FEE |
------------------------
                                                      ANNUAL COST OF INSURANCE PER $1,000
          --------------------------------------------------------------------------------------------------------------------------
           STANDARD                                             NON-SMOKER
------------------------------------------------------------------------------------------------------------------------------------
 Att. Age                                    WMD                                      WMD
-----------                               -----------                               ---------
      0
      1
      2
      3
      4
-----------                               -----------                               ---------
      5
      6
      7
      8
      9
-----------                               -----------                               ---------
     10
     11
     12
     13
     14
-----------                               -----------                               ---------
     15
     16
     17
     18
     19
-----------                               -----------                               ---------
     20
     21
     22
     23
     24
-----------                               -----------                               ---------
     25
     26
     27
     28
     29
-----------                               -----------                               ---------
     30
     31
     32
     33
     34
-----------                               -----------                               ---------
     35
     36
     37
     38
     39
-----------                               -----------                               ---------
     40
     41
     42
     43
     44
-----------                               -----------                               ---------
     45
     46
     47
     48
     49
-----------                               -----------                               ---------

EUL - 25 AND EUL - 100
RATE AND SURRENDER CHARGE TABLE - UNISEX (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
$60 ANNUAL POLICY FEE |
----------------------
                                                       ANNUAL COST OF INSURANCE PER $1,000
           -------------------------------------------------------------------------------------------------------------------------
            STANDARD                                       NON-SMOKER
------------------------------------------------------------------------------------------------------------------------------------
 ATT. AGE                                   WMD                                      WMD
------------                             ----------                               ----------
    50
    51
    52
    53
    54
------------                             ----------                               ----------
    55
    56
    57
    58
    59
------------                             ----------                               ----------
    60
    61
    62
    63
    64
------------                             ----------                               ----------
    65
    66
    67
    68
    69
------------                             ----------                               ----------
    70
    71
    72
    73
    74
------------                             ----------                               ----------
    75
    76
    77
    78
    79
------------                             ----------                               ----------
    80
    81
    82
    83
    84
------------                             ----------                               ----------
    85
    86
    87
    88
    89
------------                             ----------                               ----------
    90
    91
    92
    93
    94
------------                             ----------                               ----------
    95
    96
    97
    98
    99
------------                             ----------                               ----------

VARIABLE UL
RATE TABLE - MALE

------------------------------------------------------------------------------------------------------------------------------------
$60 ANNUAL POLICY FEE |
----------------------
                                                       ANNUAL COST OF INSURANCE PER $1,000
           -------------------------------------------------------------------------------------------------------------------------
            STANDARD                                       NON-SMOKER
------------------------------------------------------------------------------------------------------------------------------------
  ATT. AGE                                  WMD                                      WMD
-------------                            ----------                                ---------
      0
      1
      2
      3
      4
-------------                            ----------                                ---------
      5
      6
      7
      8
      9
-------------                            ----------                                ---------
     10
     11
     12
     13
     14
-------------                            ----------                                ---------
     15
     16
     17
     18
     19
-------------                            ----------                                ---------
     20
     21
     22
     23
     24
-------------                            ----------                                ---------
     25
     26
     27
     28
     29
-------------                            ----------                                ---------
     30
     31
     32
     33
     34
-------------                            ----------                                ---------
     35
     36
     37
     38
     39
-------------                            ----------                                ---------
     40
     41
     42
     43
     44
-------------                            ----------                                ---------
     45
     46
     47
     48
     49
-------------                            ----------                                ---------

VARIABLE UL
RATE TABLE - MALE (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
$60 ANNUAL POLICY FEE |
----------------------
                                                       ANNUAL COST OF INSURANCE PER $1,000
           -------------------------------------------------------------------------------------------------------------------------
            STANDARD                                                     NON-SMOKER
------------------------------------------------------------------------------------------------------------------------------------
ATT. AGE                                           WMD                                                    WMD
    50
    51
    52
    53
    54
----------                                      -----------                                           ------------
    55
    56
    57
    58
    59
----------                                      -----------                                           ------------
    60
    61
    62
    63
    64
----------                                      -----------                                           ------------
    65
    66
    67
    68
    69
----------                                      -----------                                           ------------
    70
    71
    72
    73
    74
----------                                      -----------                                           ------------
    75
    76
    77
    78
    79
----------                                      -----------                                           ------------
    80
    81
    82
    83
    84
----------                                      -----------                                           ------------
    85
    86
    87
    88
    89
----------                                      -----------                                           ------------
    90
    91
    92
    93
    94
----------                                      -----------                                           ------------
    95
    96
    97
    98
    99
----------                                      -----------                                           ------------

VARIABLE UL
RATE TABLE - FEMALE

--------------------------------------------------------------------------------------------------------------------------------
$60 ANNUAL POLICY FEE |
-----------------------
                                                      ANNUAL COST OF INSURANCE PER $1,000
          ----------------------------------------------------------------------------------------------------------------------
           STANDARD                                                     NON-SMOKER                         ADB
--------------------------------------------------------------------------------------------------------------------------------
ATT. AGE                                             WMD                                   WMD
-----------                                      -----------                            ---------
      0
      1
      2
      3
      4
-----------                                      -----------                            ---------
      5
      6
      7
      8
      9
-----------                                      -----------                            ---------
     10
     11
     12
     13
     14
-----------                                      -----------                            ---------
     15
     16
     17
     18
     19
-----------                                      -----------                            ---------
     20
     21
     22
     23
     24
-----------                                      -----------                            ---------
     25
     26
     27
     28
     29
-----------                                      -----------                            ---------
     30
     31
     32
     33
     34
-----------                                      -----------                            ---------
     35
     36
     37
     38
     39
-----------                                      -----------                            ---------
     40
     41
     42
     43
     44
-----------                                      -----------                            ---------
     45
     46
     47
     48
     49
-----------                                      -----------                            ---------

VARIABLE UL
RATE TABLE - FEMALE (CONTINUED)

-------------------------------------------------------------------------------------------------------------------------
$60 ANNUAL POLICY FEE |
----------------------
                                                       ANNUAL COST OF INSURANCE PER $1,000
            -------------------------------------------------------------------------------------------------------------
             STANDARD                                      NON-SMOKER
-------------------------------------------------------------------------------------------------------------------------
  ATT. AGE                                  WMD                                   WMD
-------------                           ------------                           -----------
     50
     51
     52
     53
     54
-------------                           ------------                           -----------
     55
     56
     57
     58
     59
-------------                           ------------                           -----------
     60
     61
     62
     63
     64
-------------                           ------------                           -----------
     65
     66
     67
     68
     69
-------------                           ------------                           -----------
     70
     71
     72
     73
     74
-------------                           ------------                           -----------
     75
     76
     77
     78
     79
-------------                           ------------                           -----------
     80
     81
     82
     83
     84
-------------                           ------------                           -----------
     85
     86
     87
     88
     89
-------------                           ------------                           -----------
     90
     91
     92
     93
     94
-------------                           ------------                           -----------
     95
     96
     97
     98
     99
-------------                           ------------                           -----------

WHOLE LIFE -MALE AND UNISEX
PREMIUM RATES PER $1,000

----------------------------------------------------------------------------------------------------------------------------------
Add                                                                 Add
$20                                                                 $20
Per                                                                 Per
Policy                           Male--Standard                     Policy                        Male--Non-Smoker
----------------------------------------------------------------------------------------------------------------------------------
                 Reg           Pref          Exec          Pres                      Reg          Pref         Exec         Pres
    Age       -------------------------------------------------------  Age   -----------------------------------------------------
                 WP             WP            WP            WP                        WP           WP           WP           WP
----------    ----------     ---------    ----------     --------------------      --------     --------    ---------    ---------
     0
     1
     2
     3
     4
----------    ----------     ---------    ----------     --------------------      --------     --------    ---------    ---------
     5
     6
     7
     8
     9
----------    ----------     ---------    ----------     --------------------      --------     --------    ---------    ---------
    10
    11
    12
    13
    14
----------    ----------     ---------    ----------     --------------------      --------     --------    ---------    ---------
    15
    16
    17
    18
    19
----------    ----------     ---------    ----------     --------------------      --------     --------    ---------    ---------
    20
    21
    22
    23
    24
----------    ----------     ---------    ----------     --------------------      --------     --------    ---------    ---------
    25
    26
    27
    28
    29
----------    ----------     ---------    ----------     --------------------      --------     --------    ---------    ---------
    30
    31
    32
    33
    34
----------    ----------     ---------    ----------     --------------------      --------     --------    ---------    ---------
    35
    36
    37
    38
    39
----------    ----------     ---------    ----------     --------------------      --------     --------    ---------    ---------
    40
    41
    42
    43
    44
----------------------------------------------------------------------------------------------------------------------------------

WHOLE LIFE -- MALE AND UNISEX

------------------------------------------------------------------------------------------------------------------------------------
Add                                                                 Add
$20                                                                 $20
Per                                                                 Per
Policy                           Male--Standard                     Policy                        Male--Non-Smoker
----------------------------------------------------------------------------------------------------------------------------------
                 Reg           Pref          Exec          Pres                      Reg          Pref         Exec         Pres
    Age       -------------------------------------------------------  Age    -------------------   ------------------------------
                 WP             WP            WP            WP                 Base   WP           WP           WP           WP
----------    ----------     ---------    ----------     ---------------------------------      --------    ---------    ---------
    45
    46
    47
    48
    49
 ----------      -------       -------      -------      -------------------       -------      -------      --------      -------
    50
    51
    52
    53
    54
 ----------      -------       -------      -------      -------------------       -------      -------      --------      -------
    55
    56
    57
    58
    59
 ----------      -------       -------      -------      -------------------       -------      -------      --------      -------
    60
    61
    62
    63
    64
 ----------      -------       -------      -------      -------------------       -------      -------      --------      -------
    65
    66
    67
    68
    69
 ----------      -------       -------      -------      -------------------       -------      -------      --------      -------
    70
    71
    72
    73
    74
 ----------      -------       -------      -------      -------------------       -------      -------      --------      -------
    75
    76
    77
    78
    79
 ----------      -------       -------      -------      -------------------       -------      -------      --------      -------
    80
    81
    82
    83
    84
 ----------      -------       -------      -------      -------------------       -------      -------      --------      -------
    85
 ---------------------------------------------------------------------------------------------------------------------------------

WHOLE LIFE -- FEMALE
PREMIUM RATES PER $1,000

-------------------------------------------------------------------------------------------------------------------------------
Add                                                             Add
$20                                                             $20
Per                                                             Per
Policy                      Female--Standard                    Policy                      Female--Non-Smoker
-------------------------------------------------------------------------------------------------------------------------------
                Reg          Pref          Exec        Pres                      Reg         Pref          Exec          Pres
  Age      ---------------------------------------------------     Age          -----------------------------------------------
                WP            WP            WP     Base    WP                     WP           WP            WP           WP
---------      --------      -------      -------- ----------------------       -------      -------       -------       ------
    0            N/A          N/A           N/A           N/A       0            N/A          N/A           N/A           N/A
    1            N/A          N/A           N/A           N/A       1            N/A          N/A           N/A           N/A
    2            N/A          N/A           N/A           N/A       2            N/A          N/A           N/A           N/A
    3            N/A          N/A           N/A           N/A       3            N/A          N/A           N/A           N/A
    4            N/A          N/A           N/A           N/A       4            N/A          N/A           N/A           N/A
---------      --------      -------      --------       ----------------       -------      -------       -------       ------
    5           0.22          0.20         0.19           0.19      5            0.22         0.20          0.19         0.19
    6           0.22          0.20         0.19           0.19      6            0.22         0.20          0.19         0.19
    7           0.23          0.20         0.19           0.20      7            0.23         0.20          0.19         0.20
    8           0.23          0.20         0.19           0.20      8            0.23         0.20          0.19         0.20
    9           0.24          0.21         0.20           0.20      9            0.24         0.21          0.20         0.20
---------      --------      -------      --------       ----------------       -------      -------       -------       ------
   10           0.24          0.21         0.20           0.20     10            0.24         0.21          0.20         0.20
   11           0.25          0.21         0.21           0.20     11            0.25         0.21          0.21         0.20
   12           0.25          0.22         0.21           0.20     12            0.25         0.22          0.21         0.20
   13           0.26          0.22         0.22           0.20     13            0.26         0.22          0.22         0.20
   14           0.26          0.23         0.22           0.21     14            0.26         0.23          0.22         0.21
---------      --------      -------      --------       ----------------       -------      -------       -------       ------
   15           0.27          0.23         0.23           0.21     15            0.27         0.23          0.23         0.21
   16           0.28          0.24         0.23           0.21     16            0.28         0.24          0.23         0.21
   17           0.28          0.24         0.23           0.22     17            0.28         0.24          0.23         0.22
   18           0.29          0.25         0.24           0.23     18            0.29         0.25          0.24         0.23
   19           0.29          0.25         0.24           0.23     19            0.29         0.25          0.24         0.23
---------      --------      -------      --------       ----------------       -------      -------       -------       ------
   20           0.30          0.26         0.24           0.24     20            0.30         0.26          0.24         0.24
   21           0.31          0.27         0.24           0.25     21            0.31         0.27          0.24         0.25
   22           0.31          0.27         0.25           0.25     22            0.31         0.27          0.25         0.25
   23           0.31          0.28         0.26           0.26     23            0.31         0.28          0.26         0.26
   24           0.32          0.28         0.26           0.26     24            0.32         0.28          0.26         0.26
---------      --------      -------      --------       ----------------       -------      -------       -------       ------
   25           0.33          0.29         0.27           0.27     25            0.33         0.29          0.27         0.27
   26           0.34          0.30         0.28           0.28     26            0.34         0.30          0.28         0.28
   27           0.36          0.31         0.29           0.29     27            0.35         0.30          0.28         0.28
   28           0.37          0.32         0.30           0.30     28            0.36         0.31          0.29         0.29
   29           0.39          0.34         0.31           0.31     29            0.37         0.32          0.29         0.29
---------      --------      -------      --------       ----------------       -------      -------       -------       ------
   30           0.41          0.35         0.32           0.32     30            0.39         0.33          0.30         0.30
   31           0.43          0.36         0.33           0.33     31            0.41         0.34          0.31         0.31
   32           0.45          0.37         0.35           0.34     32            0.43         0.35          0.33         0.32
   33           0.46          0.39         0.37           0.36     33            0.44         0.37          0.35         0.34
   34           0.49          0.40         0.39           0.37     34            0.47         0.38          0.37         0.35
---------      --------      -------      --------       ----------------       -------      -------       -------       ------
   35           0.51          0.42         0.41           0.39     35            0.49         0.40          0.39         0.37
   36           0.54          0.44         0.43           0.41     36            0.52         0.42          0.41         0.39
   37           0.57          0.47         0.45           0.44     37            0.55         0.45          0.43         0.42
   38           0.60          0.50         0.48           0.46     38            0.58         0.48          0.46         0.44
   39           0.64          0.53         0.51           0.49     39            0.61         0.50          0.48         0.46
---------      --------      -------      --------       ----------------       -------      -------       -------       ------
   40           0.68          0.57         0.54           0.53     40            0.65         0.54          0.51         0.50
   41           0.73          0.61         0.58           0.57     41            0.70         0.58          0.55         0.54
   42           0.77          0.66         0.62           0.61     42            0.73         0.62          0.58         0.57
   43           0.83          0.71         0.66           0.66     43            0.79         0.67          0.62         0.62
   44           0.89          0.77         0.72           0.71     44            0.84         0.72          0.67         0.66
-------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Add                                                             Add
$20                                                             $20
Per                                                             Per
Policy                      FEMALE--STANDARD                    Policy                      FEMALE--NON-SMOKER
----------------------------------------------------------------------------------------------------------------------
                Reg        Pref        Exec        Pres                    Reg         Pref         Exec       Pres
   Age     -----------------------------------------------     Age    ------------------------------------------------
                WP         WP          WP           WP                     WP          WP           WP         WP
-----------   --------   ---------   ---------  ----------------------    -------    ---------    --------    --------
    45
    46
    47
    48
    49
-----------   --------   ---------   ---------  ----------------------    -------    ---------    --------    --------
    50
    51
    52
    53
    54
-----------   --------   ---------   ---------  ----------------------    -------    ---------    --------    --------
    55
    56
    57
    58
    59
-----------   --------   ---------   ---------  ----------------------    -------    ---------    --------    --------
    60
    61
    62
    63
    64
-----------   --------   ---------   ---------  ----------------------    -------    ---------    --------    --------
    65
    66
    67
    68
    69
-----------   --------   ---------   ---------  ----------------------    -------    ---------    --------    --------
    70
    71
    72
    73
    74
-----------   --------   ---------   ---------  ----------------------    -------    ---------    --------    --------
    75
    76
    77
    78
    79
-----------   --------   ---------   ---------  ----------------------    -------    ---------    --------    --------
    80
    81
    82
    83
    84
-----------   --------   ---------   ---------  ----------------------    -------    ---------    --------    --------
    85

----------------------------------------------------------------------------------------------------------------------

YEARLY RENEWABLE TERM-7

------------------------------------------------------------------------------------------------------------------
    ADD                                                    ADD
  $25 PER                                                $25 PER
   POLICY                   MALE--STANDARD                 POLICY                   MALE--NON-SMOKER
------------------------------------------------------------------------------------------------------------------
    AGE                                        WP          AGE                                              WP
-------------                              ------------------------                                       --------
     20                                                    20
     21                                                    21
     22                                                    22
     23                                                    23
     24                                                    24
-------------                              ------------------------                                       --------
     25                                                    25
     26                                                    26
     27                                                    27
     28                                                    28
     29                                                    29
-------------                              ------------------------                                       --------
     30                                                    30
     31                                                    31
     32                                                    32
     33                                                    33
     34                                                    34
-------------                              ------------------------                                       --------
     35                                                    35
     36                                                    36
     37                                                    37
     38                                                    38
     39                                                    39
-------------                              ------------------------                                       --------
     40                                                    40
     41                                                    41
     42                                                    42
     43                                                    43
     44                                                    44
-------------                              ------------------------                                       --------
     45                                                    45
     46                                                    46
     47                                                    47
     48                                                    48
     49                                                    49
-------------                              ------------------------                                       --------
     50                                                    50
     51                                                    51
     52                                                    52
     53                                                    53
     54                                                    54
-------------                              ------------------------                                       --------
     55                                                    55
     56                                                    56
     57                                                    57
     58                                                    58
     59                                                    59
-------------                              ------------------------                                       --------
     60                                                    60
     61                                                    61
     62                                                    62
     63                                                    63
     64                                                    64
------------------------------------------------------------------------------------------------------------------

YEARLY RENEWABLE TERM-7

------------------------------------------------------------------------------------------------------------------
    ADD                                             ADD
  $25 PER                                         $25 PER
   POLICY             FEMALE--STANDARD             POLICY                  FEMALE--NON-SMOKER
------------------------------------------------------------------------------------------------------------------
    AGE                                  WP         AGE                                             WP
-------------                         -----------------------                                    ----------
     20                                             20
     21                                             21
     22                                             22
     23                                             23
     24                                             24
-------------                         -----------------------                                    ----------
     25                                             25
     26                                             26
     27                                             27
     28                                             28
     29                                             29
-------------                         -----------------------                                    ----------
     30                                             30
     31                                             31
     32                                             32
     33                                             33
     34                                             34
-------------                         -----------------------                                    ----------
     35                                             35
     36                                             36
     37                                             37
     38                                             38
     39                                             39
-------------                         -----------------------                                    ----------
     40                                             40
     41                                             41
     42                                             42
     43                                             43
     44                                             44
-------------                         -----------------------                                    ----------
     45                                             45
     46                                             46
     47                                             47
     48                                             48
     49                                             49
-------------                         -----------------------                                    ----------
     50                                             50
     51                                             51
     52                                             52
     53                                             53
     54                                             54
-------------                         -----------------------                                    ----------
     55                                             55
     56                                             56
     57                                             57
     58                                             58
     59                                             59
-------------                         -----------------------                                    ----------
     60                                             60
     61                                             61
     62                                             62
     63                                             63
     64                                             64
-----------------------------------------------------------------------------------------------------------

10 YEAR RENEWABLE TERM

-----------------------------------------------------------------------------------------------------------
    ADD                                            ADD
  $25 PER                                        $25 PER
   POLICY              MALE--STANDARD             POLICY                    MALE--NON-SMOKER
-----------------------------------------------------------------------------------------------------------
    AGE                                  WP        AGE                                              WP
-------------                         ----------------------                                     ----------
     15                                             15
     16                                             16
     17                                             17
     18                                             18
     19                                             19
-------------                         ----------------------                                     ----------
     20                                             20
     21                                             21
     22                                             22
     23                                             23
     24                                             24
-------------                         ----------------------                                     ----------
     25                                             25
     26                                             26
     27                                             27
     28                                             28
     29                                             29
-------------                         ----------------------                                     ----------
     30                                             30
     31                                             31
     32                                             32
     33                                             33
     34                                             34
-------------                         ----------------------                                     ----------
     35                                             35
     36                                             36
     37                                             37
     38                                             38
     39                                             39
-------------                         ----------------------                                     ----------
     40                                             40
     41                                             41
     42                                             42
     43                                             43
     44                                             44
-------------                         ----------------------                                     ----------
     45                                             45
     46                                             46
     47                                             47
     48                                             48
     49                                             49
-------------                         ----------------------                                     ----------
     50                                             50
     51                                             51
     52                                             52
     53                                             53
     54                                             54
-------------                         ----------------------                                     ----------
     55                                             55
     56                                             56
     57                                             57
     58                                             58
     59                                             59
-----------------------------------------------------------------------------------------------------------

10 YEAR RENEWABLE TERM

------------------------------------------------------------------------------------------------------------------
    ADD                                             ADD
  $25 PER                                         $25 PER
   POLICY             FEMALE--STANDARD             POLICY                  FEMALE--NON-SMOKER
------------------------------------------------------------------------------------------------------------------
    AGE                                WP          AGE                                             WP
------------                         -----------------------                                    ----------
    15                                             15
    16                                             16
    17                                             17
    18                                             18
    19                                             19
------------                         -----------------------                                    ----------
    20                                             20
    21                                             21
    22                                             22
    23                                             23
    24                                             24
------------                         -----------------------                                    ----------
    25                                             25
    26                                             26
    27                                             27
    28                                             28
    29                                             29
------------                         -----------------------                                    ----------
    30                                             30
    31                                             31
    32                                             32
    33                                             33
    34                                             34
------------                         -----------------------                                    ----------
    35                                             35
    36                                             36
    37                                             37
    38                                             38
    39                                             39
------------                         -----------------------                                    ----------
    40                                             40
    41                                             41
    42                                             42
    43                                             43
    44                                             44
------------                         -----------------------                                    ----------
    45                                             45
    46                                             46
    47                                             47
    48                                             48
    49                                             49
------------                         -----------------------                                    ----------
    50                                             50
    51                                             51
    52                                             52
    53                                             53
    54                                             54
------------                         -----------------------                                    ----------
    55                                             55
    56                                             56
    57                                             57
    58                                             58
    59                                             59
---------------------------------------------------------------------------------------------------------

YEARLY RENEWABLE TERM

---------------------------------------------------------------------------------------------------------
    ADD                                            ADD
  $25 PER                                        $25 PER
   POLICY              MALE--STANDARD             POLICY                    MALE--NON-SMOKER
---------------------------------------------------------------------------------------------------------
    AGE                                  WP        AGE                                              WP
-------------                         ----------------------                                    ---------
    15                                             15
    16                                             16
    17                                             17
    18                                             18
    19                                             19
------------                         -----------------------                                    ----------
    20                                             20
    21                                             21
    22                                             22
    23                                             23
    24                                             24
------------                         -----------------------                                    ----------
    25                                             25
    26                                             26
    27                                             27
    28                                             28
    29                                             29
------------                         -----------------------                                    ----------
    30                                             30
    31                                             31
    32                                             32
    33                                             33
    34                                             34
------------                         -----------------------                                    ----------
    35                                             35
    36                                             36
    37                                             37
    38                                             38
    39                                             39
------------                         -----------------------                                    ----------
    40                                             40
    41                                             41
    42                                             42
    43                                             43
    44                                             44
------------                         -----------------------                                    ----------
    45                                             45
    46                                             46
    47                                             47
    48                                             48
    49                                             49
------------                         -----------------------                                    ----------
    50                                             50
    51                                             51
    52                                             52
    53                                             53
    54                                             54
------------                         -----------------------                                    ----------
    55                                             55
    56                                             56
    57                                             57
    58                                             58
    59                                             59
----------------------------------------------------------------------------------------------------------

YEARLY RENEWABLE TERM

-----------------------------------------------------------------------------------------------------------
    ADD                                            ADD
  $25 PER                                        $25 PER
  POLICY             FEMALE--STANDARD             POLICY                 FEMALE--NON-SMOKER
-----------------------------------------------------------------------------------------------------------
    AGE                                WP          AGE                                             WP
------------                         ------------------------                                  ------------
    15                                              15
    16                                              16
    17                                              17
    18                                              18
    19                                              19
------------                         ------------------------                                  ------------
    20                                              20
    21                                              21
    22                                              22
    23                                              23
    24                                              24
------------                         ------------------------                                  ------------
    25                                              25
    26                                              26
    27                                              27
    28                                              28
    29                                              29
------------                         ------------------------                                  ------------
    30                                              30
    31                                              31
    32                                              32
    33                                              33
    34                                              34
------------                         ------------------------                                  ------------
    35                                              35
    36                                              36
    37                                              37
    38                                              38
    39                                              39
------------                         ------------------------                                  ------------
    40                                              40
    41                                              41
    42                                              42
    43                                              43
    44                                              44
------------                         ------------------------                                  ------------
    45                                              45
    46                                              46
    47                                              47
    48                                              48
    49                                              49
------------                         ------------------------                                  ------------
    50                                              50
    51                                              51
    52                                              52
    53                                              53
    54                                              54
------------                         ------------------------                                  ------------
    55                                              55
    56                                              56
    57                                              57
    58                                              58
    59                                              59
-----------------------------------------------------------------------------------------------------------

ANNUAL REDUCING TERM -- WAIVER OF PREMIUM RATES PER $1,000
MALE

-------------------------------------------------------------------------------------------------------------------------------
  ISSUE        10 YR               15 YR               20 YR               25 YR               30 YR             TO 65 YR
   AGE     STD       NON       STD       NON      STD        NON      STD        NON       STD       NON      STD        NON
-------------------------------------------------------------------------------------------------------------------------------
   15
   16
   17
   18
   19
-------------------------------------------------------------------------------------------------------------------------------
   20
   21
   22
   23
   24
-------------------------------------------------------------------------------------------------------------------------------
   25
   26
   27
   28
   29
-------------------------------------------------------------------------------------------------------------------------------
   30
   31
   32
   33
   34
-------------------------------------------------------------------------------------------------------------------------------
   35
   36
   37
   38
   39
-------------------------------------------------------------------------------------------------------------------------------
   40
   41
   42
   43
   44
-------------------------------------------------------------------------------------------------------------------------------
   45
   46
   47
   48
   49
-------------------------------------------------------------------------------------------------------------------------------
   50
   51
   52
   53
   54
-------------------------------------------------------------------------------------------------------------------------------
   55
-------------------------------------------------------------------------------------------------------------------------------

ANNUAL REDUCING TERM -- WAIVER OF PREMIUM RATES PER $1,000
FEMALE

-------------------------------------------------------------------------------------------------------------------------------
  ISSUE        10 YR               15 YR               20 YR               25 YR               30 YR             TO 65 YR
   AGE     STD       NON       STD       NON      STD        NON      STD        NON       STD       NON      STD        NON
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
  15
  16
  17
  18
  19
-------------------------------------------------------------------------------------------------------------------------------
  20
  21
  22
  23
  24
-------------------------------------------------------------------------------------------------------------------------------
  25
  26
  27
  28
  29
-------------------------------------------------------------------------------------------------------------------------------
  30
  31
  32
  33
  34
-------------------------------------------------------------------------------------------------------------------------------
  35
  36
  37
  38
  39
-------------------------------------------------------------------------------------------------------------------------------
  40
  41
  42
  43
  44
-------------------------------------------------------------------------------------------------------------------------------
  45
  46
  47
  48
  49
-------------------------------------------------------------------------------------------------------------------------------
  50
  51
  52
  53
  54
-------------------------------------------------------------------------------------------------------------------------------
  55
-------------------------------------------------------------------------------------------------------------------------------

                               LIMITS OF RETENTION

                           IDS Life Insurance Company

                                      Life

                      [dollar amount] All Ages and Ratings

                                Waiver of Premium

                                  Same as Life

Retention Corridor: The Company will retain up to an additional [percentage] of the above limits in order to avoid ceding modest amounts of reinsurance.

                                   SCHEDULE I

[NAME OF REINSURANCE COMPANY]

[logo]                          [address, city and state of reinsurance company]

[name]
[title]

[phone number]

                                                       May 15, 1990

Mr. Gerry Johnson
IDS Life Insurance Company
Investors Building
733 Marquette Avenue
Minneapolis, Minnesota 55474

Dear Gerry;

      This will confirm our conversation regarding reinstatement of a lapsed or surrendered policy. IDS may automatically reinstate any reinsurance if the application for reinstatement is made within 90 days of the date of lapse. In addition, for reinsured amounts [dollar amount] or less IDS may automatically reinstate any lapsed or surrendered policy.

      Please consider this letter as an amendment and file a copy in each of the agreements between our companies.

                                                           Yours truly,
                                                           [signature]
                                                           [name]
                                                           [title]

JDS/der

[NAME OF REINSURANCE COMPANY]

[logo]                          [ADDRESS, CITY AND STATE OF REINSURANCE COMPANY]

[name]                                             May 17, 1990
[title]

[phone number]

Mr. Kevin E. Palmer
Actuary
IDS Life Insurance Company
IDS Tower 10
Minneapolis, Minnesota 55440

Dear Kevin:

      This letter is in response to our phone discussions regarding the reinsurance treaties between our companies.

      Item 1 Plan of Reinsurance. Definition of calculation of net amount at risk is corrected from 1/19 to 1/20. Enclosed are replacement pages effecting this correction which should be inserted into the pending treaties for both IDS Life and IDS Life of New York.

      Item 2 Reinstatements. [name] discussed this with [name] and their understanding is documented in the attached letter, dated May 15, 1990, which will be filed with the pending and existing treaties between our companies.

      Item 3 Settlement of Claims. [name of reinsurance company]'s Claims Department has confirmed that for IDS:

                  A. [name of reinsurance company] does participate in a proportionate share of interest paid on death claim proceeds.

                  B. [name of reinsurance company] will pay interest from the date of death to the date of our check.

      We shall file copies of this letter with the treaties for IDS and IDS of New York as an informal amendment and suggest that you do the same. I believe the above items address all areas raised in our previous discussions. If any additional questions arise, please let me know. I hope to see you in June.

                                                Sincerely,
                                                [signature]
                                                [name]

JPJ: ecp
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